PRESS ANNOUNCEMENT

Date:           January 23, 2008

Contact:        C. Keith Swaney
                (440) 248-7171

PVF Capital Corp. announces quarterly earnings and cash dividend.

PVF Capital Corp., the parent company of Park View Federal Savings Bank, announced earnings of $732,000, or $0.09 basic earnings per share and $0.09 diluted earnings per share, for the quarter ended December 31, 2007 as compared to earnings of $1,137,000, or $0.15 basic earnings per share and $0.15 diluted earnings per share, for the prior year comparable period.

Earnings were $1,343,000, or $0.17 basic earnings per share and $0.17 diluted earnings per share, for the six-month period ended December 31, 2007 as compared to $2,700,000, or $0.35 basic earnings per share and $0.35 diluted earnings per share, for the prior year comparable period.

Chairman John R. Male commented that the changes to earnings for the current three- and six-month periods were primarily attributable to a decrease in net interest income that resulted from an increase in nonperforming loans along with an increase in the Company's cost of funds. In addition, there was a significant increase in the provision for loan losses in the current six-month period. Lastly, non-interest income for the current three- and six-month periods declined primarily because a gain on the disposition of real estate was reported in the prior year that did not reoccur in the current year. These declines were partially offset by a decline in non-interest expense that resulted from a decrease in compensation and benefits in the current periods.

As of December 31, 2007, PVF Capital Corp. reported assets of $875.6 million, a decrease of $25.3 million or 2.8% from the fiscal year ended June 30, 2007. Total stockholders' equity of PVF Capital Corp. was $72.0 million at December 31, 2007. Annualized return on assets and return on equity were 0.30% and 3.74%, respectively, for the six months ended December 31, 2007.

On December 18, 2007, the Board of Directors of PVF Capital Corp. declared a quarterly cash dividend on the Company's outstanding common stock. The cash dividend will be in the amount of $0.074 per share payable on February 15, 2008 to the stockholders of record at the close of business on February 8, 2008.

We invite all shareholders to attend the Annual Meeting of Stockholders of PVF Capital Corp. on Tuesday February 5, 2008 at 10:00 a.m., at the Cleveland Marriott East, 26300 Harvard Road, Beachwood, Ohio.

This press release contains statements that are forward-looking, as that term is defined by the Private Securities Litigation Act of 1995 or the Securities and Exchange Commission in its rules, regulations, and releases. The Company intends that such forward-looking statements be subject to the safe harbors created thereby. All forward-looking statements are based on current expectation regarding important risk factors including, but not limited to, real estate values and the impact of interest rates on financing. Accordingly, actual results may differ from those expressed in the forward-looking statements, and the making of such statements should not be regarded as a representation by the Company or any other person that results expressed therein will be achieved.

PVF Capital Corp.'s common stock trades on the NASDAQ Small-Cap market under the symbol PVFC.


PVF CAPITAL CORP.

                                                               30000 Aurora Road
                                                                 Solon, OH 44139
                                                                  (440) 248-7171


                         SUMMARY OF FINANCIAL HIGHLIGHTS

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                   (UNAUDITED)

(Dollars in thousands)                                  DECEMBER 31,                  JUNE 30,
                                                           2007                         2007
                                                       -------------                ----------
ASSETS
------

    Cash and cash equivalents                            $ 31,525                    $ 28,458
    Investment securities                                  39,099                      58,000
    Loans receivable                                      708,968                     713,329
    Loans receivable held for sale                         10,002                      14,993
    Mortgage-backed securities                             24,731                      25,880
    Other assets                                           61,239                      60,156
                                                         --------                    --------
          Total Assets                                   $875,564                    $900,816
                                                         ========                    ========

LIABILITIES
-----------
    Deposits                                             $678,320                    $658,053
    Borrowed money                                        103,215                     146,260
    Other liabilities                                      22,047                      25,014
                                                         --------                    --------

          Total Liabilities                               803,582                     829,327
                                                         ========                    ========

          Total Stockholders' Equity                       71,982                      71,489
                                                         --------                    --------
          Total Liabilities and Stockholders' Equity     $875,564                    $900,816
                                                         ========                    ========


                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                           THREE MONTHS ENDED              SIX MONTHS ENDED
     (Dollars in thousands except per share data)             DECEMBER 31,                   DECEMBER 31,
                                                         ----------------------       -------------------------
                                                             2007        2006            2007            2006

    Interest income                                      $14,467       $15,659         $29,759         $31,369

    Interest expense                                       9,201         9,227          18,636          18,143
                                                         -------       -------         -------         -------

    Net interest income                                    5,266         6,432          11,123          13,226

           Provision for loan losses                          82           252             675              92
                                                         -------       -------         -------         -------

    Net interest income after provision for loan losses    5,184         6,180          10,448          13,134

    Total noninterest income                                 834           938           1,632           1,732

    Total noninterest expense                              5,025         5,484          10,311          10,955
                                                         -------       -------         -------         -------

    Income before federal income tax provision               993         1,634           1,769           3,911

            Federal income tax provision                     261           497             426           1,211
                                                         -------       -------         -------         -------

    Net income                                           $   732      $  1,137         $ 1,343         $ 2,700
                                                         =======      ========         =======         =======

    BASIC EARNINGS PER SHARE                               $0.09         $0.15           $0.17           $0.35
                                                         =======      ========         =======         =======

    DILUTED EARNINGS PER SHARE                             $0.09         $0.15           $0.17           $0.35
                                                         =======      ========         =======         =======